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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 1999
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                                MIDWAY GAMES INC.
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                      1-12367               22-2906244
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
Incorporation or Organization)        File Number)      Identification Number)


                          3401 NORTH CALIFORNIA AVENUE
                             CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)




              Telephone Number, Including Area Code   (773) 961-2222
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ITEM 5.     OTHER EVENTS.

     On March 30, 1999, the Registrant issued a press release containing a business update including expected results for the third quarter of its fiscal year ending June 30, 1999. The press release is attached as Exhibit 99 hereto and is hereby incorporated herein by this reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

       99   Press release, dated March 30, 1999.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MIDWAY GAMES INC.


March 30, 1999                       By: /s/ Orrin J. Edidin
                                         ---------------------------------
                                         Orrin J. Edidin
                                         Vice President, Secretary
                                         and General Counsel



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                                INDEX TO EXHIBITS
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    EXHIBIT           DESCRIPTION
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    99                Press release, dated March 30, 1999.